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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 7, 1997




                             OLYMPIC FINANCIAL LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-20526                   41-1664848
----------------------------    ------------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)


         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 942-9880
                                                     --------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     25.1 Form T-1 Statement of Eligibility of Norwest Bank Minnesota, National Association, as Trustee, relating to Senior Notes.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 1997           OLYMPIC FINANCIAL LTD.


                         By:        /s/ John A. Witham
                              --------------------------------------------
                              John A. Witham
                              Executive Vice President and Chief
                               Financial Officer


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                               INDEX TO EXHIBITS


Exhibit No.                    Description
-----------                    -----------

     25.1 Form T-1 Statement of Eligibility of Norwest Bank Minnesota, National Association, as Trustee, relating to Senior Notes.



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